EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:   NxNetworks, Inc.                                     Chapter 11


         Debtor(s)                                    Case Number: 01-14233
                                                                  ----------

                            MONTHLY OPERATING REPORT
                 CALENDAR MONTH MAY 1, 2002 TO MAY 31, 2002
                                ---------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNTING BASIS: Cash        Accrual  X
                            ------         ----

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
     Location: NxNetworks, Inc. 13595 Dulles Technology Drive, Herndon, VA 20171; Greg Washenko (CFO) 703-793-2059 and Jennifer Bell (Controller) 703-793-2076

3.   NUMBER OF EMPLOYEES paid during this period: 2
                                                 ----

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?
     Yes / / No /X/. If yes, explain below:

5.   Are all BUSINESS LICENSES current? Yes /X/ No / /  Not Applicable/ /

6.   PRE-PETITION ACCOUNTS RECEIVABLE:

     Beginning Balance                  $ 0
     Collected this Period              $
     Write-offs against allowance
     Sale of asset                      $ 0
     Ending Balance                     $ 0

7.   POST-PETITION ACCOUNTS RECEIVABLE:

     0-30 Days: $0     31-60 Days:  $0    Over 61-90: $0  Days over 90: $0
                --                  --                --                ---

If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

8.   POST-PETITION ACCOUNTS PAYABLE:

     0-30 Days: $3,953   31-60 Days:  $236  Over 60 Days: $215,989
                ------                ----                --------

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes /X/ No / / Payroll tax is current but sales, property and business taxes are overdue. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes.

10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and payment of payroll and sales taxes?
Yes /X/  No / /.  If no, explain:       .
                                 ------

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes /X/ No / / Explain:

12.  INSURANCE EXPIRATION STATEMENT. Policy expiration dates are:

         Auto & Truck  4/01/02                   Liability     4/01/02
                        ------                                 -------
         Fire                                    Workers Comp. 4/01/02
             -------------------                               -------

13.  ACTIONS OF DEBTOR. During the last month, did the debtor:

     (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes/ / No/ / Explain:____________________________________.

     (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor? Yes /X/ No / / Explain:____________________________________________________________.

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes /X/ No / / Explain: On March 6, 2002, the US Bankruptcy Court for the Eastern District of Virginia issued an order in which it approved the sale of substantially all of Nx Networks' assets to NSGData.com pursuant to section 363 of the US Bankruptcy code.

15.  PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary.)

-----------------------------------------------------------------------------------------------------------------

            Creditor              Freq. Of Payments per          Amount          Next           Post Petition
                                  Contract (mo, qtr)             of Each         Payment        Pmts. not made
                                                                 Payment         Due            No.      Amt.
-----------------------------------------------------------------------------------------------------------------
None
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period: (Attach additional sheets, if necessary.)

     ---------------------------------------------------------------------------

     Professional                      Service                Amount
     ---------------------------------------------------------------------------

     Richard Yalen                     CEO                    $2,000.00
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------

17.  QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $ 0
                                                               ---

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:            6/14/02                                  DEBTOR-IN-POSSESSION

Name/Title:    Rich Yalen                                 By:
            ----------------------------------------         -------------------
Address:    13595 Dulles Technology Drive
            ----------------------------------------
            Herndon, VA 20171                             Phone:
            ----------------------------------------         -------------------

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                                                   Chapter 11


         Debtor(s)                                       Case Number: __________

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                    CALENDAR MONTH APRIL 1 TO APRIL 30, 2002
                (All figures refer to post-petition transactions)

                                                     THIS MONTH                 YEAR TO DATE

(A)      TOTAL SALES/INCOME         (A)              ___________                ___________ SEE ATTACHED

         COST OF SALES

         Beginning Inventory                         ___________                ___________
         Purchases of Inventory                      ___________                ___________
         Less Ending Inventory                      (___________)              (___________)
         Direct Labor (Gross Salaries)               ___________                ___________
         Purchased Services                          ___________                ___________

(B)      TOTAL COST OF SALES   (B)                   ___________                ___________

(C)      GROSS PROFIT    (C = A - B)                 ___________                ___________

OPERATING EXPENSES

Officer Salaries (Gross)                             ___________                ___________
Other Employee Salaries (Gross)                      ___________                ___________
Taxes (Payroll:  Employer's Share)                   ___________                ___________
Employee Benefits (Insurance, Pension
         Plan, etc. Employer's Share)

Advertising                                          ___________                ___________
Bad Debts                                            ___________                ___________
Depreciation and Amortization                        ___________                ___________
Entertainment                                        ___________                ___________
Insurance (Real Estate)                              ___________                ___________
Insurance (Other)                                    ___________                ___________
Interest (Mortgage, Loans, etc.)                     ___________                ___________
Leases (other than Rent)                             ___________                ___________
Outside Services & Contractors                       ___________                ___________
Professional Fees (Attorney, Accountant)
                                                     ___________                ___________
Rent and leases                                      ___________                ___________
Repairs & Maintenance                                ___________                ___________
Supplies                                             ___________                ___________
Taxes (Real Property)                                ___________                ___________
Taxes (Other)                                        ___________                ___________
Telephone                                            ___________                ___________
Travel                                               ___________                ___________
Utilities                                            ___________                ___________
U.S. Trustee Quarterly Fee                           ___________                ___________


CASE NUMBER: _____________ PERIOD ENDED: ___________ INCOME STATEMENT     PAGE 2

                                                     THIS MONTH                 YEAR TO DATE
OTHER OPERATING EXPENSES
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________



(D)TOTAL OPERATING EXPENSES  (D)                     ____________               ___________

(E) PROFIT/LOSS FROM OPERATIONS (E=C-D)              ____________               ___________

OTHER INCOME (EXPENSES)                              ____________               ___________

Interest Income                                      ____________               ___________
Interest Exp                                        (____________)             (___________)

_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________

EXTRAORDINARY ITEMS- In (Out)

_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________
_________________________________________            ____________               ___________

(F)      TOTAL OTHER INCOME/EXPENSE &
         EXTRAORDINARY ITEMS    (F)                  ____________               ___________

(G)      INCOME BEFORE TAXES (G = E+F)               ____________               ___________

(H)      INCOME TAX EXPENSE (H)                      ____________               ___________

(I)      NET INCOME (LOSS)(I = G - H)                ____________               ___________




NOTE: Accrual basis reporters must attach Cash Reconciliation Reports or a standard Statement of Sources and Uses of Cash to this Report.

In Re:  ______________________           Case Number___________


                           CASH RECONCILIATION REPORT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                      CALENDAR MONTH ENDING APRIL 30, 2002
                (All figures refer to post-petition transactions)

                                                   OPERATING             TOTALS
                                                   ACCOUNT

(A)      BEGINNING CASH BALANCE (A)                _________        SEE ATTACHED

(B)      NET INCOME, (LINE (I), PAGE 23) (B)       _________           _________

Add Expenses Not Requiring Cash:
  Depreciation                                     _________
  ____________________________                     _________
  ____________________________                     _________

(C)      SUB-TOTAL                     (C)         _________           _________

(D)      CASH FROM OPERATIONS  (D = B + C)         _________           _________

OTHER SOURCES (USES) OF CASH:

SOURCES   (USES)
-------    ----
Decrease (Incr) - Accounts Receivable                __________
Decrease (Incr) - Inventory                          __________
Decrease (Incr) - Equipment                          __________
Decrease (Incr) - Furniture & Fixtures               __________
Decrease (Incr) - _________________                  __________
Decrease (Incr) - _________________                  __________

Increase (Decr) - Accounts Payable                   __________
Increase (Decr) - Accrued Interest                   __________
Increase (Decr) - Accrued P/R Taxes                  __________
Increase (Decr) - Accrued Prof. Fees                 __________
Increase (Decr) - Accrued Rent                       __________
Increase (Decr) - Accrued Salaries                   __________
Increase (Decr) - Accrued Sales Taxes                __________
Increase (Decr) - Notes Payable -Banks               __________
Increase (Decr) - Notes Payable -Other               __________
Increase (Decr) - ____________________               __________
Increase (Decr) - ____________________               __________
(Less) Unrecorded bank service charges               __________

(E)      TOTAL OTHER SOURCES (USES) OF CASH (E)      __________       __________

(F)      ENDING CASH BALANCE     (F = A+D+E)         __________       __________

(G)      BALANCE PER BANK STATEMENT*  (G)                             __________
(H)      LESS OUTSTANDING CHECKS      (H)            __________
(I)      ADD DEPOSITS IN TRANSIT      (I)            __________

(J)      RECONCILED BANK BALANCE {J=(G-H)+I}                          __________

Ending Cash Balance(F) and Reconciled Bank Balance(J) should equal.
------------------------------------------------------------------

In Re:  ______________________                            Case Number___________

                           CASH RECONCILIATION REPORT
                            PAYROLL AND TAX ACCOUNTS
                         (BUSINESS DEBTOR, ACCRUAL BASIS)
                       CALENDAR MONTH ENDING _____________
                (All figures refer to post-petition transactions)

                                                        PAYROLL         TAX
                                                        ACCOUNT         ACCOUNT

(A)      BEGINNING CASH BALANCE (A)                     __________     _________

CASH RECEIPTS:

Transfers from Operating Account                        __________      ________
Transfers from Payroll Account                          __________
Other - ________________________                        __________      ________

(B)      TOTAL CASH RECEIPTS     (B)                    __________      ________

(C)      CASH AVAILABLE    (C = A + B)                  __________      ________

CASH DISBURSEMENTS:

Gross Payroll for this period   $ ___________

Employee Benefits paid   ____________
Net Payroll Paid         ____________
Transfers to Tax Account ____________

Taxes deposited or paid during period
         Employees' share of FICA Tax                  __________       ________
         Employer's share of FICA Tax                  __________       ________
         Employees' Federal Income Tax                 __________       ________
         Employees' State Income Tax                   __________       ________
         Unemployment Tax                              __________       ________
         Unrecorded Bank Service Charges               __________       ________
         Other:  _________________                     __________       ________

(D)      TOTAL DISBURSEMENTS    (D)                    __________       ________

(E)      ENDING CASH BALANCE (E = C-D)                 __________       ________

(F)      BALANCE PER BANK STATEMENT(S)* (F)            __________       ________
(G)      LESS OUTSTANDING CHECKS (G)                   __________       ________
(H)      ADD DEPOSITS IN TRANSIT (H)                   __________       ________

(I)      RECONCILED BANK BALANCE {I =(F-G)+H}
                                                       __________       ________

Ending Cash Balance(E) and Reconciled Bank Balance(I) should equal.
-------------------------------------------------------------------

IN RE:                                           CASE NUMBER _____________

                                                  BALANCE SHEET
                                            AS OF __________________

CURRENT ASSETS
  Cash                                                $____________     SEE ATTACHED
  Pre-Petition  Accounts Receivable                    ____________
  Post-Petition Accounts Receivable                    ____________
  Receivable from Officers,
         Employees, Affiliates                         ____________
  Notes Receivable                                     ____________
  Inventory                                            ____________
  Other Current Assets:
   _______________________________________             ____________
   _______________________________________             ____________
         TOTAL CURRENT ASSETS                                           ____________

FIXED ASSETS
  Land                                                 ____________
  Buildings                                            ____________
  Equipment, Furniture & Fixtures                      ____________
         less Accumulated Depreciation                 (__________)
         TOTAL FIXED ASSETS                                             ____________

OTHER ASSETS
    ______________________________________             ____________
    ______________________________________             ____________
    ______________________________________             ____________
         TOTAL OTHER ASSETS                                             ____________
TOTAL ASSETS                                                            ____________

POST-PETITION LIABILITIES
  Accounts Payable                                     ____________
  Notes Payable                                        ____________
  Rents and Leases Payable                             ____________
  Taxes Payable                                        ____________
  Accrued Interest                                     ____________
    ______________________________________             ____________
         TOTAL-POST PETITION LIABILITIES               ____________

PRE-PETITION LIABILITIES
  Priority Claims                                      ____________
  Secured Debts                                        ____________
  Unsecured Debt                                       ____________
         TOTAL PRE-PETITION LIABILITIES                ____________

OWNERS EQUITY (DEFICIT)
  Capital Stock or Owners Investment
                                                       ____________
  Paid In Capital Surplus                              ____________
  Retained Earnings (Deficit)
         Pre -Petition                                 ____________
         Post-Petition                                 ____________
         TOTAL OWNERS EQUITY                                            ____________
TOTAL LIABILITIES AND OWNER'S EQUITY                   ____________

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                             )
                                   )   Chapter 11
                                   )   Case Number:__01-14223___
                                   )
                   Debtor(s)       )
------------------------------------


                        CASH DISBURSEMENTS SUMMARY REPORT

                       Calendar Month Ending May 31, 2002



Total Disbursements from Operating Account
                                 (See Note 1) $37,615.36
                                              ----------
Total Disbursements from Payroll Account
                                 (See Note 2) $17,998.95
                                              ----------
         *One tax payment made from this account

Total Disbursements from Tax Escrow Account
                                 (See Note 3) $6,970.69
                                              ---------

Total Disbursements from any other Account
                                 (See Note 4)    0
                                              ----------

Grand Total Disbursements from all Accounts   $62,585.00
                                              ----------

NOTE 1 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the GENERAL OPERATING ACCOUNT. Exclude only transfers to the debtor-in-possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the PAYROLL ACCOUNT. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession tax escrow account or other debtor-in-possession account where the disbursements will be listed on this report.

NOTE 3 --Include in this amount all checks written, wire transfers made from, or any other withdrawal from the TAX ESCROW ACCOUNT. Exclude only transfers to the debtor-in-possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 -- Include in this amount any other disbursements made by the debtor including (but not limited to) cash PAID FROM A PETTY CASH FUND OR CASH REGISTER, amounts paid from any other debtor in possession account, and amounts PAID FROM THE ACCOUNTS OF OTHERS ON THE DEBTORS BEHALF (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)

ATTACH A COPY OF THE MOST RECENT MONTHLY BANK STATEMENT FOR EACH
DEBTOR-IN-POSSESSION ACCOUNT. (THE PAGE OF THE STATEMENT SHOWING BANK, ACCOUNT NUMBER AND BEGINNING AND ENDING BALANCE IS SUFFICIENT.)

In Re:  _________________________________      Case Number _______________


                               ACCOUNTS RECEIVABLE
                              AS OF APRIL 30, 2002

                    TOTAL        DATE              PAST DUE      PAST DUE
CREDITOR             DUE       INCURRED          (31-60 DAYS)  (OVER 60 DAYS)





         NONE
















                         ________                 ________             _________
TOTALS THIS
PAGE

                         ________                 ________             _________
TOTALS ALL
PAGES

In Re:  ___________________________                         Case Number  _______


                       ACCOUNTS PAYABLE
                 AS OF __________________

                  TOTAL        DATE             PAST DUE      PAST DUE
CREDITOR          DUE          INCURRED      (31-60 DAYS)  (OVER 60 DAYS)







SEE ATTACHED







                       ________                   ________             _________
TOTALS THIS
PAGE

                       ________                   ________             _________

TOTALS ALL
PAGES

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION

In Re:                                              Chapter 11

                                                    Case Number _________
         Debtor(s)

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                          (BUSINESS DEBTOR, CASH BASIS)
                     CALENDAR MONTH __________ TO __________

(All figures refer to post-petition transactions)

                                                           THIS MONTH          YEAR TO DATE

(A)      TOTAL SALES/INCOME      (A)                       ___________         ___________

         COST OF SALES

         Purchases of Inventory                            ___________         ___________
         Purchased Services                                ___________         ___________
         _______________________                           ___________         ___________
         _______________________                           ___________         ___________

(B)      TOTAL COST OF SALES     (B)                       ___________         ___________

(C)      GROSS PROFIT    (C = A - B)                       ___________         ___________

OPERATING EXPENSES

Officer Salaries (Gross)                                   ___________         ___________
Other Employee Salaries (Gross)                            ___________         ___________
Taxes (Payroll: Employer's Share)                          ___________         ___________
Employee Benefits (Insurance, Pension
           Plan, etc. Employer's Share)
Advertising                                                ___________         ___________
Automobile Expenses                                        ___________         ___________
Entertainment                                              ___________         ___________
Insurance (Real Estate)                                    ___________         ___________
Insurance (Other)                                          ___________         ___________
Interest                                                   ___________         ___________
Leases (other than Rent)                                   ___________         ___________
Outside Services & Contractors                             ___________         ___________
Professional Fees (Attorney, Accountant)
                                                           ___________         ___________
Rent                                                       ___________         ___________
Repairs & Maintenance                                      ___________         ___________
Supplies                                                   ___________         ___________
Taxes (Real Property)                                      ___________         ___________
Taxes (Other)                                              ___________         ___________
Telephone                                                  ___________         ___________
Travel                                                     ___________         ___________
Utilities                                                  ___________         ___________
U.S. Trustee Quarterly Fee                                 ___________         ___________

                                                           THIS MONTH          YEAR TO DATE
OTHER OPERATING EXPENSES
_________________________                                  ___________         ___________
_________________________                                  ___________         ___________
_________________________                                  ___________         ___________
_________________________                                  ___________         ___________


(D)TOTAL OPERATING EXPENSES (D)                            ___________         ___________

(E) PROFIT/LOSS FROM OPERATIONS (E=C-D)                    ___________         ___________

OTHER INCOME (EXPENSES)

Interest
_________________________                                  ___________        ___________
_________________________                                  ___________        ___________
_________________________                                  ___________        ___________
_________________________                                  ___________        ___________

(F)      TOTAL OTHER INCOME/EXPENSE  (F)                   ___________        ___________

(G)      INCOME BEFORE TAXES   (G=E+F)                     ___________        ___________

(H)      INCOME TAX EXPENSE   (H)                          ___________        ___________

(I)      NET INCOME (LOSS) (I = G-H)                       ___________        ___________

EXTRAORDINARY ITEMS

Loans Received                                             ___________        ___________
Note Principal (Paid)                                      ___________        ___________
Capital (Purchases)                                        ___________        ___________
(Less) Unrecorded Bank Svc. Chg.                           ___________        ___________
_________________________                                  ___________        ___________
_________________________                                  ___________        ___________
_________________________                                  ___________        ___________
_________________________                                  ___________        ___________

(J)      TOTAL EXTRAORDINARY ITEMS (J)                     ___________        ___________


(K)      CASH FORWARD FROM PRIOR PERIOD (K)                __________         ___________

(L)      ENDING CASH BALANCE (L = I+J+K)                   __________         ___________

(M)      BALANCE PER BANK STATEMENT(S)* (M)                __________         ___________
(N)      LESS OUTSTANDING CHECKS (N)                       __________         ___________
(O)      ADD DEPOSITS IN TRANSIT (O)                       __________         ___________

(P)      RECONCILED BANK BALANCE {P=(M-N)+O}               __________         ___________

Ending Cash Balance(L) and Reconciled Bank Balance(P) should equal.
-------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                               ALEXANDRIA DIVISION


In Re:                           )     Chapter        11
                                 )
                                 )     Case Number __________
                 Debtor(s)       )
----------------------------------

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT

                        (NON-BUSINESS DEBTOR, CASH BASIS)
                     CALENDAR MONTH __________ TO __________
                (All figures refer to post-petition transactions)

                                                           THIS MONTH
INCOME
Salary, Wages, etc.                                        ___________
Interest, dividends, investments                           ___________
Business income(Rents, Royalties,
         Sale of Assets, etc.)                             ___________
Other:  ________________________                           ___________
(A)      TOTAL INCOME          (A)                         ___________

EXPENSES
Automobile
  Car payment                                              ___________
  Insurance                                                ___________
  Other                                                    ___________
Housing
  Mortgage payment                                         ___________
  Insurance                                                ___________
  Real estate tax                                          ___________
  Rent                                                     ___________
  Utilities                                                ___________
Insurance (Other)                                          ___________
Interest                                                   ___________
Medical                                                    ___________
Personal Living Expenses                                   ___________
Professional Fees (Attorney, Acct.,etc)                    ___________
Taxes (Other)                                              ___________

_________________________                                  ___________
_________________________                                  ___________

(B)      TOTAL EXPENSES         (B)                        ___________

(C)      CASH FLOW (C = A-B)                               ___________
(D)      CASH FORWARD FROM PRIOR PERIOD (D)                ___________
(E)      ENDING CASH BALANCE    (E = D+C)                  ___________

(F)      BALANCE PER BANK STATEMENT(S)* (F)                ___________
(G)      LESS OUTSTANDING CHECKS     (G)                   ___________
(H)      ADD DEPOSITS IN TRANSIT     (H)                   ___________
(I)      RECONCILED BANK BALANCE  {I=(F-G)+H}              ___________

Ending Cash Balance(E) and Reconciled Bank Balance(I) should equal.
-------------------------------------------------------------------

                                NXNETWORKS, INC.
                CONDENSED CONSOLIDATED BALANCE SHEET - UNAUDITED
                               AS OF MAY 31, 2002


                           ASSETS
                           ------
                                                                       MAY
CURRENT ASSETS
        Cash and cash equivalents                                    1,492,789
        Prepaids                                                       249,259
      Note Receivable                                                  150,000
      Other Receivable                                                  94,159
                                                                  -------------

                    Total Current Assets                             1,986,207

OTHER ASSETS
Deposits                                                               355,520
                                                                  -------------

TOTAL ASSETS                                                         2,341,727
                                                                  =============


             LIABILITIES & STOCKHOLDER'S EQUITY

POST-PETITION LIABILITIES:
        Accounts Payable                                               220,179
        Accrued Accounts Payable                                       273,268
        Accrued liability for sub liquidation                          338,031
        Deferred Revenue
                                                                            --
        Taxes Payable                                                    2,149
                                                                  -------------
                 Total Post-Petition Liabilities                       833,626

PRE-PETITION LIABILITIES:
        Priority Claims                                                528,076
        Secured Claims                                                 558,735
        Unsecured Claims                                            13,088,400
        General pre-petition accruals                                4,514,989

                 Total Pre-Petition Liabilities                     18,690,201
                                                                  -------------
             TOTAL LIABILITIES                                      19,523,827
                                                                  =============
STOCKHOLDERS' EQUITY:
        Common Stock                                                 2,430,230
        Preferred Stock                                              7,025,008
        APIC, net of filing fees                                   283,967,334
        Deferred Compensation                                       (2,347,751)
        Accumulated (deficit)/income - Pre-petition               (291,148,351)
        Accumulated (deficit)/income-Post-petition PY              (18,977,497)
        Accumulated (deficit)/income-Post-petition CY               (3,320,911)
        Warrants                                                     6,322,333
        Notes Receivable from officer                               (1,000,000)
        Cumulative Translation Adj.                                   (132,495)

             Total Stockholders' equity                            (17,182,100)
                                                                  -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           2,341,727
                                                                  =============

                                                                           (0)

                                NX NETWORKS, INC.
                       MONTHLY OPERATING REPORT - UNAUDITED
                                INCOME STATEMENT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                    CALENDAR MONTH APRIL 1 TO APRIL 30, 2002

                                                           APRIL         MARCH         FEBRUARY       JANUARY
                                                           2002           2002           2002           2002      YEAR TO DATE
                                                           ----           ----           ----           ----      ------------
SALES:
    Product Sales                                             --         15,455        667,347        271,214        954,016
    Service Sales                                             --         27,372        189,849        335,546        552,766
                                                     -----------------------------------------------------------------------
                                                              --         42,827        857,196        606,760      1,506,783
                                                     -----------------------------------------------------------------------
COST OF SALES:
    Product Cost of Sales - materials                         --         10,652        282,705        127,713        421,069
    Product Cost of Sales - manufacturing overhead            --          5,364         31,046         69,947        106,357
    Service Costs                                             --         46,987         92,630         95,581        235,197
                                                     -----------------------------------------------------------------------
                                                              --         63,002        406,381        293,241        762,624
                                                     -----------------------------------------------------------------------
GROSS MARGIN                                                  --        (20,175)       450,815        313,519        744,159
                                                     -----------------------------------------------------------------------
                                                                                                                        0.49
OPERATING EXPENSES:
-------------------
 OFFICER SALARIES (GROSS)                                     --         74,707         33,892         33,892        142,492
 OTHER EMPLOYEES SALARIES (GROSS)                         28,338         30,122         74,655        123,589        256,704
 TAXES (PAYROLL:  EMPLOYER'S SHARE)                        2,516          9,959          8,749         16,403         37,627
 EMPLOYEE BENEFITS (insurance,pension etc)                                               7,500          7,500         15,000
 TRAVEL & ENTERTAINMENT                                      (73)           558         11,754          3,895         16,134
 TELEPHONE                                                (6,462)           136          3,861          6,330          3,865
 UTILITIES                                                               (2,500)         5,884          3,200          6,584
 OFFICE SUPPLIES                                           2,146          5,380          3,335          2,066         12,927
 POSTAGE & DUPLICATION                                        32          1,354          3,087            169          4,641
 OFFICE RENT                                                              6,204         13,531         13,460         33,195
 REPAIRS & MAINTENANCE                                                                     317          3,831          4,149
 LEGAL                                                    20,093         82,930         10,000         10,250        123,272
 ACCOUNTING                                                               1,322             --            141          1,463
 MARKETING EXPENSE                                                          354            325            325          1,004
 TRANSFER AGENT FEE                                        1,275             --          1,272          1,283          3,830
 INSURANCE                                                18,506         33,155         33,460         33,480        118,600
 BAD DEBT EXPENSE                                                            --             --       (400,000)      (400,000)
 SALES CONTRACTORS                                                        1,387          4,913          4,913         11,213
 CONSULTING                                                2,000        116,999         49,453         60,335        228,787
 OTHER TAX                                                                5,390             12          7,171         12,572
 OTHER EXPENSES                                            1,816            737          4,667          1,059          8,279
                                                     -----------------------------------------------------------------------
         Total operating expense                     $    70,187    $   368,191    $   270,667    $   (66,706)   $   642,339
                                                     =======================================================================

OPERATING INCOME/(LOSS)/EBITDA                           (70,187)      (388,367)       180,148        380,225        101,820

 DEPRECIATION                                                 --          1,629         51,526         54,725        107,881
 GOODWILL AMORTIZATION                                        --             --         16,125         16,125         32,250
     ESTIMATED LOSS ON FOREIGN SUBS LIQUIDATION               --             --        (37,443)                      (37,443)
                                                     -----------------------------------------------------------------------
                                                              --          1,629         30,208         70,850        102,688

Other Income (Expenses)
    Interest Expense                                          --             --            --             --              --
    Interest Income                                           --             15              3              3             20
    Other Income                                              --         44,388         11,838          3,562         59,789
                                                     -----------------------------------------------------------------------
         Total income and other expense                       --         44,403         11,841          3,565         59,809
                                                     -----------------------------------------------------------------------
NET INCOME/(LOSS) FROM OPERATIONS                    $   (70,187)   $  (345,593)   $   161,780    $   312,940    $    58,941
                                                     =======================================================================
Loss on sale of assets                                        --     (3,299,302)            --                    (3,299,302)
                                                     -----------------------------------------------------------------------
NET INCOME/(LOSS)                                    $   (70,187)   $(3,644,894)   $   161,780    $   312,940    $(3,240,361)
                                                     =======================================================================

                                NX NETWORKS, INC.
                      MONTHLY OPERATING REPORT - UNAUDITED
                                INCOME STATEMENT
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                      CALENDAR MONTH MAY 1 TO MAY 31, 2002


                                                MAY            APRIL         MARCH         FEBRUARY        JANUARY
                                               2002            2002           2002           2002            2002     YEAR TO DATE
                                               ----            ----           ----           ----            ----     ------------

SALES:
    Product Sales                                   --             --           15,455        667,347        271,214        954,016
    Service Sales                                   --             --           27,372        189,849        335,546        552,766
                                             ===========    ===========    ===========    ===========    ===========    ===========
                                                    --             --           42,827        857,196        606,760      1,506,783
                                             ===========    ===========    ===========    ===========    ===========    ===========

COST OF SALES:
    Product Cost of Sales -
     materials                                      --             --           10,652        282,705        127,713        421,069
    Product Cost of Sales -
     manufacturing overhead                         --             --            5,364         31,046         69,947        106,357
    Service Costs                                   --             --           46,987         92,630         95,581        235,197
                                             ===========    ===========    ===========    ===========    ===========    ===========
                                                    --             --           63,002        406,381        293,241        762,624
                                             ===========    ===========    ===========    ===========    ===========    ===========
GROSS MARGIN                                        --             --          (20,175)       450,815        313,519        744,159
                                             ===========    ===========    ===========    ===========    ===========    ===========
                                                                                                                               0.49
OPERATING EXPENSES:
 OFFICER SALARIES (GROSS)                         74,707         33,892         33,892        142,492
 OTHER EMPLOYEES SALARIES (GROSS)                 26,388         28,338         30,122         74,655        123,589        283,092
 TAXES (PAYROLL:  EMPLOYER'S SHARE)                2,982          2,516          9,959          8,749         16,403         40,609
 EMPLOYEE BENEFITS (insurance,
  pension etc)                                     7,500          7,500         15,000
 TRAVEL & ENTERTAINMENT                             --              (73)           558         11,754          3,895         16,134
 TELEPHONE                                          --           (6,462)           136          3,861          6,330          3,865
 UTILITIES                                        (2,500)         5,884          3,200          6,584
 OFFICE SUPPLIES                                   1,181          2,146          5,380          3,335          2,066         14,108
 POSTAGE & DUPLICATION                                31             32          1,354          3,087            169          4,672
 OFFICE RENT                                       6,204         13,531         13,460         33,195
 REPAIRS & MAINTENANCE                               317          3,831          4,149
 LEGAL                                            21,546         20,093         82,930         10,000         10,250        144,818
 ACCOUNTING                                        1,322           --              141          1,463
 MARKETING EXPENSE                                   354            325            325          1,004
 TRANSFER AGENT FEE                                2,667          1,275           --            1,272          1,283          6,497
 INSURANCE                                        19,888         18,506         33,155         33,460         33,480        138,489
 BAD DEBT EXPENSE                                   --             --         (400,000)      (400,000)
 SALES CONTRACTORS                                 1,387          4,913          4,913         11,213
 CONSULTING                                        2,000          2,000        116,999         49,453         60,335        230,787
 OTHER TAX                                         1,684          5,390             12          7,171         14,256
 OTHER EXPENSES                                    2,184          1,816            737          4,667          1,059         10,463
                                             -----------    -----------    -----------    -----------    -----------    -----------
         Total operating expense             $    80,550    $    70,187    $   368,191    $   270,667    $   (66,706)   $   722,889
                                             ===========    ===========    ===========    ===========    ===========    ===========
OPERATING INCOME/(LOSS)/EBITDA                   (80,550)       (70,187)      (388,367        180,148        380,225         21,270

 DEPRECIATION                                       --             --            1,629         51,526         54,725        107,881
 GOODWILL AMORTIZATION                              --             --             --           16,125         16,125         32,250
     ESTIMATED LOSS ON FOREIGN SUBS
      LIQUIDATION                                   --             --             --          (37,443)       (37,443)
                                             ===========    ===========    ===========    ===========    ===========    ===========
                                                    --             --            1,629         30,208         70,850        102,688

Other Income (Expenses)
    Interest Expense                                --             --             --             --             --
    Interest Income                                 --             --               15              3              3             20
    Other Income                                    --             --           44,388         11,838          3,562         59,789
                                             ===========    ===========    ===========    ===========    ===========    ===========
         Total income and other
          expense                                   --             --           44,403         11,841          3,565         59,809

                                             ===========    ===========    ===========    ===========    ===========    ===========
NET INCOME/(LOSS) FROM OPERATIONS            $   (80,550)   $   (70,187)   $  (345,593)   $   161,780    $   312,940    $   (21,609)
                                             ===========    ===========    ===========    ===========    ===========    ===========

Loss on sale of assets                              --             --       (3,299,302)                                  (3,299,302)
                                             -----------    -----------    -----------    -----------    -----------    -----------
NET INCOME/(LOSS)                            $   (80,550)   $   (70,187)   $(3,644,894)   $   161,780    $   312,940    $(3,320,911)
                                             ===========    ===========    ===========    ===========    ===========    ===========



                                NX NETWORKS, INC.
            CASH FLOW STATEMENT (SOURCES (USES) OF CASH) - UNAUDITED
                            PAYROLL AND TAX ACCOUNTS
                        (BUSINESS DEBTOR, ACCRUAL BASIS)
                       CALENDAR MONTH ENDING MAY 31, 2002
                 All Figures Refer to Post-petition Transactions




Net Income/(loss)
                                                          (80,550)

Add expenses not requiring Cash:
  Loss on sale of assets                                     --
  Depreciation                                               --
  Goodwill amortization                                      --
                                                     --------------

Other Sources (Uses) Cash:
   Accounts receivable
   Inventories
   Other current assets
                                                            10,102
   Deposits                                                   --
   Note Receivable                                         150,000
   Other Receivable                                        254,855
   Goodwill
   accounts payable                                        191,795
   Deferred revenue
   Accrued liabilities                                    (164,242)

                                                     --------------
    total other souces (uses) of cash                      442,510


Net decrease in cash and cash equivalents                  361,960

Cash beginning                                           1,130,829
                                                     --------------

Cash ending                                              1,492,789


                                                                 -

                                NX NETWORKS, INC.
                     AGED POST PETITION ACCOUNTS RECEIVABLE
                      CALENDAR MONTH MAY 1 TO MAY 31, 2002


CUSTOMER NAME                0-30       31-60      60-90       90+       TOTAL

                                0          0           0         0          0
                            ===================================================

                                NX NETWORKS, INC.
                     AGED POST PETITION ACCOUNTS RECEIVABLE
                      CALENDAR MONTH MAY 1 TO MAY 31, 2002

VENDORNAME                                         LESSTHAN30     OVER30         OVER60         OVER90      TOTAL
Allen & Gledhill                                    1,796.00           -               -           -       1,796.00
COUNTY OF FAIRFAX                                          -           -        1,997.75           -       1,997.75
EAGLE LEASING COMPANY                                      -      157.50               -           -         157.50
EAGLE LEASING COMPANY                                      -       78.75               -           -          78.75
EAGLE LEASING COMPANY                                  78.75           -               -           -          78.75
EAGLE LEASING COMPANY                                  78.75           -               -           -          78.75
EWA TRAVEL, INC                                            -           -        1,519.50           -       1,519.50
RCW MIRUS                                                  -           -      200,294.89           -     200,294.89
TRIGON                                                     -           -       12,176.74           -      12,176.74
RICHARD YALEN                                       2,000.00           -               -           -       2,000.00

                                                    3,953.50      236.25      215,988.88           -     220,178.63